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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                            ------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                                Amendment No. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   APRIL 10, 2002
                                                --------------------------------

                                 TEAMSTAFF, INC.
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             (Exact name of Registrant as specified in charter)


       NEW JERSEY                0-18492                       22-1899798
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(State or other jurisdic-      (Commission                    (IRS Employer
 tion of incorporation)         File Number)                 Identification No.)


      300 ATRIUM DRIVE, SOMERSET, N.J.                      08873
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       This Amendment No. 1 has been filed to reflect the revised letter of Arthur Andersen LLP filed as Exhibit 16.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit 16    Revised Letter from Arthur Andersen LLP dated April 24, 2002.



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2002                       TEAMSTAFF,  INC.
                                               (Registrant)

                                         By: /s/ Donald Kappauf
                                             ---------------------------
                                                 Donald Kappauf
                                                 Chief Executive Officer